                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                FEBRUARY 19, 2002


                           JUPITER MEDIA METRIX, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

        000-25943                                    11-3374729
(COMMISSION FILE NUMBER)                  (I.R.S. EMPLOYER IDENTIFICATION NO.)

    21 ASTOR PLACE, 6TH FLOOR,                             10003
       NEW YORK, NEW YORK                                (ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (212) 780-6060
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                      N.A.
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.  OTHER EVENTS.

           Jupiter Media Metrix, Inc. (the "Company") issued a press release on February 19, 2002 announcing that, as a result of the termination of the merger agreement with NetRatings, Inc., it would form a special committee of the Company's board of directors to immediately begin exploring strategic options to strengthen its position in the marketplace. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

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
Exhibit No.
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
99.1                        Press Release, dated February 19, 2002.
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

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                JUPITER MEDIA METRIX, INC.
                                ------------------------------------------------
                                (Registrant)


                               By:    /s/ Jean Robinson
                                     -------------------------------------------
                               Name:  Jean Robinson
                               Title: Chief Financial Officer

Dated: February 19, 2002
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
EXHIBIT NO.                     EXHIBIT INDEX
-----------                     -------------
99.1                            Press Release, dated February 19, 2002.